Kansas City Life Insurance Company

Kansas City Life Variable Annuity Separate Account
Kansas City Life Variable Life Separate Account

Supplement Dated August 4, 2003 to the
Prospectus Dated May 1, 2003 of the

Century II Variable Annuity Contract
Affinity Variable Annuity Contract
Freedom Variable Annuity Contract
Century II Variable Universal Life Insurance Contract
Century II Survivorship Variable Universal Life Insurance Contract
Alliance Variable Universal Life Insurance Company
Heritage Survivorship Variable Universal Life Insurance Contract

        Kansas City Life Insurance Company (“Kansas City Life,” “we” or “us”) has been informed that the Board of Trustees of the Federated Insurance Series intends to liquidate the Federated International Small Company Fund II (the “Federated Fund” or “Fund”) on or about November 21, 2003 (the “Liquidation Date”). Accordingly, as of September 1, 2003, subaccounts investing in the Federated Fund are no longer available as an investment option under the variable annuity or variable life insurance contracts (the “Contracts”) listed above, either by allocation of premiums or transfer of Contract Value (including transfers under Dollar Cost Averaging Plans or Portfolio Rebalancing Plans).

        Effective September 1, 2003, the Federated Fund will be deleted, wherever listed, from any instructions Contract owners have given us regarding premium allocation, Dollar Cost Averaging Plans, Portfolio Rebalancing Plans, and Systematic Partial Surrender Plans, and we will reassign the percentages previously assigned to the subaccount investing in the Federated Fund on a pro-rata basis among the remaining subaccounts listed in the owner’s instructions. Contract owners who want us to treat their allocations differently should contact Kansas City Life’s Home Office at (800) 616-3670.

        From the date of this Supplement to the Liquidation Date, Contract owners are permitted to make one transfer of Contract Value allocated to a subaccount invested in the Federated Fund to one, or several, of the other subaccounts available under the owner’s Contract. This transfer will not count as a transfer for purposes of assessing a transfer fee or limiting the numbers of transfers permitted under the Contract. In addition, Kansas City Life will not exercise any rights reserved under the Contract to impose additional restrictions on transfers until at least 30 days after the Liquidation Date.

        In the event that a Contract owner has Contract Value remaining allocated to a subaccount investing in the Federated Fund on the Liquidation Date, on such date Kansas City Life will automatically transfer the Contract Value to the subaccount that invests in the Federated Prime Money Fund II under the Contract. Any such Contract owner will be sent a written confirmation statement and notice informing the owner of the automatic transfer to the subaccount investing in the Federated Prime Money Fund II. The Contract owner is not required thereafter to transfer the Contract Value out of the Federated Prime Money Fund. However, a Contract owner who chooses to make such a transfer will have 60 days from the Liquidation Date to make the transfer without the transfer counting as a transfer for purposes of assessing a transfer fee or limiting the numbers of transfers permitted under the Contract. In addition, during these 60 days, Kansas City Life will not exercise any rights reserved under the Contract to impose additional transfer restrictions.

        The investment objective and policies of the Federated Prime Money Fund II are summarized below. Contract owners and prospective purchasers should carefully read the portfolio’s prospectus.

The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity. The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE MAY 1, 2003 PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.